ROYALTY AGREEMENT


      This Royalty Agreement is made and entered into this 31st day of May, 2001, by and between OTIS H. SANDERS (hereinafter referred to as "Otis Sanders"), whose address is 902 North Date Street, Truth or Consequences, New Mexico 87901, DAVID SANDERS (hereinafter referred to as "David Sanders"), whose address is 902 North Date Street, Truth or Consequences, New Mexico 87901, DARYL CONLEY (hereinafter referred to as "Conley"), whose address is 902 North Date Street, Truth or Consequences, New Mexico 87901, PAUL THOMAS (hereinafter referred to as "Thomas"), whose address is 902 North Date Street, Truth or Consequences, New Mexico 87901, and SCIENTIFIC ENERGY, INC. (hereinafter referred to as the "Company"), a Utah corporation located at 630 North 400 West, Salt Lake City, Utah 84103.

                                  WITNESSETH

      WHEREAS, this Royalty Agreement is entered into pursuant to the Master Agreement simultaneously entered into between the Parties.

      NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the Parties hereto hereby agree as follows:

      1.  DEFINITIONS

          1.1 "Inventions" shall mean the collective methods, apparatus and proprietary inventions described on "Exhibit A" (which is attached hereto and incorporated herein by this reference), including the entire right, title and interest in said Inventions, in any United States disclosure documents and patent applications and in all divisions, continuations and continuations-in-part of said applications, all previously filed provisional applications for which any present applications seek the benefit of an earlier filing date under 35 U.S.C. Section 119, all reissues or extensions of Letters Patent or Patents granted thereon, and in all corresponding applications filed in countries foreign to the United States, and in all patents issuing thereon in the United States and foreign countries.

               Such shall also include the right to file U.S. and foreign patent applications on said Inventions in its own name, wherever such right may be legally exercised, including the right to claim the benefits of the International Convention for such applications.

          1.2 "Product" shall mean any article which may be offered for sale by the Company based on or covered by the Company's Inventions. There can be no assurance that any Product will ultimately be offered for sale by the Company based on the technology contained in the Company's Inventions.

          1.3 "Inventor" shall mean the person identified on "Exhibit A" as the inventor with respect to any Product.

      2.  ROYALTY

          2.1 Amount. The Company shall pay to Inventor a royalty of 5% of the gross manufactured cost of the Product invented by such Inventor as identified and described on "Exhibit A"; provided, however, that if two persons are identified as co-inventors, each shall receive half of the total royalty payable with respect to such invention.

          2.2 Payment. Payment of the royalty is due, and Company shall pay the royalty to Inventor, on or before the 30th day after each calendar quarter, for the previous calendar quarter's manufacturing costs, payment commencing with the first calendar quarter during which manufacturing of Product has occurred following the offering of such Product for sale to the public; provided, however, that the Company may offset against such payment any amounts previously advanced to Inventor pursuant to paragraph 2.3 hereof.

          2.3 Advance Against Future Royalties. The Company shall, on a monthly basis, pay to each of the following persons the amount set forth below as an advance against future royalties payable pursuant to paragraphs 2.1 and
2.2 above:

            Otis H. Sanders            $3,333.00
            David Sanders              $1,333.00
            Daryl Conley               $2,333.00
            Paul Thomas                $1,333.00

             In the event that payment of actual royalties pursuant to paragraph 2.2 above has not exceeded the advances paid pursuant to this paragraph 2.3 on or before June 1, 2006, each Inventor shall promptly repay to the Company an amount equal to total payments to Inventor under paragraph 2.3 less total payments to Inventor under paragraph 2.2; provided, further, the Company's obligation to pay such advances against future royalties pursuant to paragraph 2.3 shall immediately terminate at any time if the Company in good faith determines that it is unlikely, in the twelve months succeeding such determination date, that actual royalties payable pursuant to paragraph 2.2 will exceed the advances against future royalties payable pursuant to paragraph 2.3.

      3.   REPRESENTATIONS AND WARRANTIES

          3.1 Absence of Certain Representations. Company and Inventor expressly acknowledge and agree that neither has made and neither shall make any warranty or representation to the other with respect to the quality or fitness for use for any purpose of:

                (a) any of Company's Inventions or know-how;

                (b) the Product which may be made or used by Company or Company's affiliates in reliance upon Company's Inventions or know-how;

                (c) the utility of any invention covered by Company's Inventions or included in Company's know-how;

                (d) the merchantability of any invention covered by Company's Inventions or included in Company's know-how;

                (e) the fitness of any invention covered by Company's Inventions or included in Company's know-how for the particular purpose for which potential customers may intend to use such Products; or

                (f) the validity of patents or patent claims included in Company's Inventions.

          3.2   Inventor Representations.  Inventor warrants only that:

                (a) he has never had a claim for infringement advanced against him relative to the Inventions;

                (b) prior to Inventor's assignment to the Company, he was the owner of all right, title and interest in Company's Inventions;

                (c) he has taken no action known to preclude the Company from filing for patent rights; and

                (d) workable Products may be fabricated from the technology underlying Company's Inventions.

      4. TERM

          4.1 Term. This Royalty Agreement shall continue for the term of the Company's Inventions.

      5.  GENERAL PROVISIONS

          5.1 Notices. All notices which either party is required or may desire to serve upon another party shall be in writing and addressed as follows:

                 If to Otis Sanders:      Otis H. Sanders
                                          902 North Date Street
                                          Truth or Consequences, NM  87901
                                          Tel:  (505) 894-8847
                                          Fax:  (505) 894-4797

                 If to David Sanders:     David Sanders
                                          902 North Date Street
                                          Truth or Consequences, NM  87901
                                          Tel:  (505) 894-8847
                                          Fax:  (505) 894-4797

                 If to Daryl Conley:      Daryl Conley
                                          902 North Date Street
                                          Truth or Consequences, NM  87901
                                          Tel:  (505) 894-8847
                                          Fax:  (505) 894-4797

                 If to Paul Thomas:       Paul Thomas
                                          902 North Date Street
                                          Truth or Consequences, NM  87901
                                          Tel:  (505) 894-8847
                                          Fax:  (505) 894-4797

                 If to the Company:       Scientific Energy, Inc.
                                          Attn:  Todd B. Crosland
                                          630 North 400 West
                                          Salt Lake City, UT  84103
                                          Tel:  (801) 328-3174
                                          Fax:  (801) 328-3178

                 With a copy to:          Kruse, Landa & Maycock, L.L.C.
                                          Attn:  James R. Kruse
                                          50 West Broadway, Suite 800
                                          Salt Lake City, UT  84101
                                          Tel:  (801) 531-7090
                                          Fax:  (801) 531-7091

Any such notice may be served personally or by mail (postage prepaid), facsimile (provided oral confirmation of receipt is immediately obtained and a hard copy is concurrently sent by internationally commercially recognized overnight delivery service), internationally commercially recognized overnight delivery service (such as Federal Express or D.H.L.) or courier. Notice shall be deemed served upon personal delivery or upon actual receipt. Any party may change the address to which notices are to be delivered by written notice to the other parties served as provided in this Section 5.1.

      5.2 Entire Agreement. This Agreement, together with the attachments hereto and hereby incorporated herein by reference, constitutes the complete, final and exclusive understanding and agreement between the parties with respect to the transactions contemplated, and supersedes any and all prior or contemporaneous oral or written representation, understanding, agreement or communication between the parties concerning the subject matter hereof.

      5.3 Amendments. All amendments or modifications of this Agreement shall be binding upon the parties so long as the same shall be in writing and executed by each of the parties hereto.

      5.4 Waivers. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

      5.5 No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

      5.6 Assignment. No party shall, directly or indirectly, assign its obligations hereunder to any third party, except that either party may assign this Agreement to its parent corporation or any entity of which its parent owns at least 80% of the voting equity.

      5.7 Headings. The section and subsection headings and captions appearing in this Agreement are inserted only as a matter of convenience and shall not be given any legal effect.

      5.8 Severability. If any restriction, covenant or provision of this Agreement shall be adjudged by a court of competent jurisdiction to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the party seeking to enforce such restriction, covenant or provision, such restriction, covenant or provision shall apply with such modifications as may be necessary to make it valid and effective. In the event that any provision of this Agreement should be found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained shall not in any way be affected or impaired thereby.

      5.9 Governing Law. This Agreement shall be governed by the laws of the State of Utah without giving effect to principles of conflicts of law. Any action arising out of or relating to this Agreement shall be filed only in the courts of the State of Utah for the County of Salt Lake, or the United States District Court for the District of Utah, Central Division. The parties hereby consent and submit to the personal jurisdiction of such courts for the purposes of litigating any such action.

      DATED as of the date first above written.












Inventors:                            Company:
                                      SCIENTIFIC ENERGY, INC.

/s/ Otis H. Sanders
------------------------------
OTIS H. SANDERS                       By:  /s/ Todd B. Crosland
                                          --------------------------------
                                               Todd B. Crosland
                                          --------------------------------
                                               (Name Printed)
/s/ David Sanders
------------------------------         Title: Pres.
DAVID SANDERS                                 ----------------------------



/s/ Daryl Conley
------------------------------
DARYL CONLEY



/s/ Paul Thomas
------------------------------
PAUL THOMAS

                                  EXHIBIT A


-----------------------------------------------------------------------------
|       Invention            |Disclosure Document or         |   Inventor    |
|                            |Patent Application #           |               |
|                            |(copies of which are attached  |               |
|                            |hereto and incorporated herein)|               |
|----------------------------------------------------------------------------|
|Electroluminescence Power   |D/D MO 01653276014-6/9/00      |  Otis Sanders |
|Cell (for all applications  |HS00021-6/19/00                |               |
|and devices generally and   |Pat. App. 29/128,113-8/17/00   |               |
|for lap-top computer        |                               |               |
|specifically)               |                               |               |
|----------------------------------------------------------------------------|
|Solenoid Pump               | MO 02834596225-5/22/01        | David Sanders |
|                            | (Refrig.-Solenoid Pump D/D    |               |
|                            | HS00036-2/26/01               |               |
|----------------------------------------------------------------------------|
|Solar-Powered Utility Box   | D/D 408427-11/26/96 refiled   |  Otis Sanders |
|                            | 11/1/98 pending pat. app.     |               |
|----------------------------------------------------------------------------|
|Electroluminescence Power   |                               |               |
|Cell (for cell phone)       | Pending - D/D                 |  Otis Sanders |
|----------------------------------------------------------------------------|
|Locator Flasher Beacon      | Pat. App. 29/122,306-4/25/00  |  Otis Sanders |

|                            | Pat. App. 29/100,667-2/16/99  |               |
|----------------------------------------------------------------------------|
|Electroluminescence Power   |                               |               |
|Cell (for portable TV)      | Pending - D/D                 | Otis Sanders  |
|----------------------------------------------------------------------------|
|Rapid-Hot Water Heater      | D/D 47189098361               | Otis Sanders/ |
|(120-volt)                  | 432586-2/19/98 refile         | David Sanders |
|----------------------------------------------------------------------------|
|Rapid-Hot Water Heater      | As above--voltage             | Otis Sanders/ |
|(12 volt)                   | D/C 12V-1 amp.                | David Sanders |
|                            | D/D 408422                    |               |
|                            | MO 65340219453                |               |
|                            | refile pending                |               |
|----------------------------------------------------------------------------|
|Hydraulic Solenoid Solar-   | D/D pending waiting on art    | Otis Sanders/ |
|Powered Pump                | Work                          | David Sanders |
|----------------------------------------------------------------------------|
|Solar-Powered Camping Lights| Free-lite retrofit chg.       | Otis Sanders  |
|                            | D/D 433921                    |               |
|                            | M/O 6768249647                |               |
|                            | Pat. App. 29/006,312          |               |
|----------------------------------------------------------------------------|
|Solar-Powered Survival      | Pat. App. 29/005,169-2/24/93  | Otis Sanders  |
|Lantern with ELT            | Abd--Refile: Patent           |               |
|                            | issued 9/5/95                 |               |
|                            | Pat. Des. 362,078             |               |
|----------------------------------------------------------------------------|
|Solar-Powered Lantern with  | Pat. issued (same as above    | Otis Sanders  |
|Flashing Strobe             | only without ELT)             |               |
|----------------------------------------------------------------------------|
|Solar-Powered Barricade     | Pat. App. 29/014,755-11/1/93  | Otis Sanders  |
|Light                       | Abd--refile                   |               |
|----------------------------------------------------------------------------|
|Turbine Generator           | Should re-file Pat. App.      | Otis Sanders  |
|                            | within 60 days (no later      |               |
|                            | than Aug. 01)                 |               |
|                            | Pat. App. 29/097,502-11/12/98 |               |
|                            | D/D 447282 filed 7/11/98      |               |
|----------------------------------------------------------------------------|
|Hydrogen-Powered Generator  | Re-working D/D now.           | Otis Sanders/ |
|System                      | Will re-file with new specs   | David Sanders |
|                            | within 2 weeks                |               |
|----------------------------------------------------------------------------|
|Speedy-Spudder with         | MO 47189098350                | David Sanders |
|Solenoid Drive              |                               |               |
|----------------------------------------------------------------------------|
|Solenoid Pump for           | Pending--re-pump spec         |               |
|Diesel Mo                   | (pressure)                    | David Sanders |
|----------------------------------------------------------------------------

-----------------------------------------------------------------------------
|        Invention           |Disclosure Document or         |    Inventor   |
|                            |Patent Application #           |               |
|                            |(copies of which are attached  |               |
|                            |hereto and incorporated herein)|               |
|----------------------------------------------------------------------------|
|Flexible Socket Extension   | 479153-8/30/00                | Daryl Conley  |
|----------------------------------------------------------------------------|
|Spring-Loaded Magnetic      |                               |               |
|Socket Wrench               | 481486-10/20/00               |  Daryl Conley |
|----------------------------------------------------------------------------|
|Uninterruptable             |                               |               |
|Photovoltaic Generator      | D/D 456720-5/17/99-refiled    |  Otis Sanders |
|                            | Pat. App. 08/036,952          |               |
|                            | Pat. App. 29/006,311          |               |
|----------------------------------------------------------------------------|
|Rad Delineator Flasher      | Class 026 29/019/648          |               |
|Light Combo                 | D/D 408423                    |  Otis Sanders |
|----------------------------------------------------------------------------|
|All other products created  |                               |               |
|or made by Otis Sanders,    |                               |               |
|David Sanders, Daryl Conley,|                               |               |
|or Paul Thomas prior to the |                               |               |
|date of assignment.         |                               |               |
-----------------------------------------------------------------------------